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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to section 13 or 15 (d) of
                      The Securities exchange act of 1934

Date of Report (Date of earliest event reported):   November 13, 1998
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                            ORCA TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                                      Utah
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         (State or other jurisdiction of incorporation or organization)


     0-27390                                       87-0368236
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 (Commission file number)               (I.R.S. Employer Identification No.


 24000 35th Avenue, SE  - Suite 200
 Bothell, WA                                              98021
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(Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code:  (425) 354-1600


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 9.  Sales of Equity Securities Pursuant to Regulation S promulgated under the Act, the Company issued 160,000 shares of common stock at $1.25 per share in a private offering to a Geneva, Switzerland resident on November 13, 1998.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ORCA TECHNOLOGIES,INC.

Dated: December 2, 1998                By:  /s/ Roger P. Vallo
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                                            Roger P. Vallo
                                            Chief Executive Officer and
                                            President
                                            (Principal Financial Officer)